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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 4, 2002



                               USA NETWORKS, INC.
               (Exact name of Registrant as specified in charter)



         Delaware                    0-20570                 59-2712887
(State or other jurisdiction     (Commission File           (IRS Employer
     of incorporation)                Number)            Identification No.)


            152 West 57th Street, New York, NY         10019
         (Address of principal executive offices)    (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 314-7300



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On February 4, 2002, USA Networks, Inc. ("USA" or the "Company") completed its acquisition of a controlling interest in Expedia, Inc. As part of the transaction, Expedia shareholders were given the opportunity to elect to exchange their Expedia shares for a package of USA securities, consisting of USA's common stock, cumulative convertible preferred stock and warrants. On February 7, 2002, USA announced the final exchange ratios used to calculate the number of USA securities exchanged for each Expedia share held by Expedia shareholders who elected to exchange their shares in the transaction. Please see the full text of the Company's press releases, filed as exhibits 99.1 and 99.2 hereto, which are incorporated herein by reference.

         USA filed a registration statement (file no. 333-68120) registering the USA securities issued in the Expedia transaction. The registration statement contains additional information about the transaction.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

     99.1 Press Release dated February 5, 2002.

     99.2 Press Release dated February 7, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           USA NETWORKS, INC.


                                           By: /s/ JULIUS GENACHOWSKI
                                              ---------------------------------
                                           Name:  Julius Genachowski
                                           Title: Executive Vice President and
                                                  General Counsel


     Date: February 11, 2002


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                                  EXHIBIT INDEX


  Exhibit No.                Description

     99.1          Press Release dated February 5, 2002.

     99.2          Press Release dated February 7, 2002.